                                                                     EXHIBIT 4.7


================================================================================





                            LAMAR ADVERTISING COMPANY


                                       and


                 STATE STREET BANK AND TRUST COMPANY, as Trustee

                                  -------------


                                    INDENTURE


                           Dated as of August 10, 1999




================================================================================

                                TABLE OF CONTENTS

                                                                                                                 PAGE
                                                                                                                 ----
ARTICLE 1         DEFINITIONS AND INCORPORATION BY REFERENCE......................................................1
         1.1      Definitions.....................................................................................1
         1.2      Other Definitions...............................................................................5
         1.3      Incorporation by Reference of Trust Indenture Act...............................................6
         1.4      Rules of Construction...........................................................................7

ARTICLE 2         THE SECURITIES..................................................................................7
         2.1      Issuable in Series..............................................................................7
         2.2      Establishment of Terms of Series of Securities..................................................8
         2.3      Execution and Authentication...................................................................10
         2.4      Registrar and Paying Agent.....................................................................12
         2.5      Paying Agent to Hold Assets in Trust...........................................................13
         2.6      Securityholder Lists...........................................................................13
         2.7      Transfer and Exchange..........................................................................13
         2.8      Replacement Securities.........................................................................14
         2.9      Outstanding Securities.........................................................................14
         2.10     When Treasury Securities Disregarded; Determination of Holders' Action ........................15
         2.11     Temporary Securities...........................................................................15
         2.12     Cancellation...................................................................................16
         2.13     Payment of Interest; Defaulted Interest; Computation of Interest...............................16
         2.14     CUSIP Number...................................................................................17
         2.15     Provisions for Global Securities...............................................................17
         2.16     Persons Deemed Owners..........................................................................18

ARTICLE 3         REDEMPTION.....................................................................................19
         3.1      Notices to Trustee.............................................................................19
         3.2      Selection by Trustee of Securities to Be Redeemed..............................................19
         3.3      Notice of Redemption...........................................................................19
         3.4      Effect of Notice of Redemption.................................................................21
         3.5      Deposit of Redemption Price....................................................................21
         3.6      Securities Redeemed in Part....................................................................21

ARTICLE 4         COVENANTS......................................................................................22
         4.1      Payment of Securities..........................................................................22
         4.2      SEC Reports....................................................................................22
         4.3      Waiver of Stay, Extension or Usury Laws........................................................22
         4.4      Compliance Certificate.........................................................................23
         4.5      Payment of Taxes and Other Claims..............................................................23

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                PAGE
                                                                                                                ----
         4.6      Corporate Existence............................................................................23
         4.7      Maintenance of Properties......................................................................24

ARTICLE 5         SUCCESSOR CORPORATION..........................................................................24
         5.1      Limitation on Consolidation, Merger and Sale of Assets.........................................24
         5.2      Successor Person Substituted...................................................................25

ARTICLE 6         DEFAULTS AND REMEDIES..........................................................................25
         6.1      Events of Default..............................................................................25
         6.2      Acceleration...................................................................................27
         6.3      Other Remedies.................................................................................28
         6.4      Waiver of Past Defaults and Events of Default..................................................28
         6.5      Control by Majority............................................................................28
         6.6      Limitation on Suits............................................................................29
         6.7      Rights of Holders To Receive Payment...........................................................29
         6.8      Collection Suit by Trustee.....................................................................30
         6.9      Trustee May File Proofs of Claim...............................................................30
         6.10     Priorities.....................................................................................30
         6.11     Undertaking for Costs..........................................................................31

ARTICLE 7         TRUSTEE........................................................................................31
         7.1      Duties of Trustee..............................................................................31
         7.2      Rights of Trustee..............................................................................32
         7.3      Individual Rights of Trustee...................................................................34
         7.4      Trustee's Disclaimer...........................................................................34
         7.5      Notice of Default..............................................................................34
         7.6      Reports by Trustee to Holders..................................................................34
         7.7      Compensation and Indemnity.....................................................................35
         7.8      Replacement of Trustee.........................................................................36
         7.9      Successor Trustee by Consolidation, Merger or Conversion.......................................37
         7.10     Eligibility; Disqualification..................................................................37
         7.11     Preferential Collection of Claims Against Company..............................................37
         7.12     Paying Agents..................................................................................37

ARTICLE 8         AMENDMENTS, SUPPLEMENTS AND WAIVERS............................................................38
         8.1      Without Consent of Holders.....................................................................38
         8.2      With Consent of Holders........................................................................38

         8.3      Compliance with Trust Indenture Act............................................................40
         8.4      Revocation and Effect of Consents..............................................................40
         8.5      Notation on or Exchange of Securities..........................................................41
         8.6      Trustee to Sign Amendments, Etc................................................................41

ARTICLE 9         DISCHARGE OF INDENTURE; DEFEASANCE.............................................................41
         9.1      Discharge of Indenture.........................................................................41
         9.2      Legal Defeasance...............................................................................42
         9.3      Covenant Defeasance............................................................................42
         9.4      Conditions to Legal Defeasance or Covenant Defeasance..........................................43
         9.5      Deposited Money and U.S. and Foreign Government Obligations to be Held in
                  Trust; Other Miscellaneous Provisions..........................................................45
         9.6      Reinstatement..................................................................................45
         9.7      Moneys Held by Paying Agent....................................................................46
         9.8      Moneys Held by Trustee.........................................................................46

ARTICLE 10        MISCELLANEOUS..................................................................................46
         10.1     Trust Indenture Act Controls...................................................................46
         10.2     Notices........................................................................................47
         10.3     Communications by Holders with Other Holders...................................................48
         10.4     Certificate and Opinion as to Conditions Precedent.............................................48
         10.5     Statement Required in Certificate and Opinion..................................................49
         10.6     [Reserved].....................................................................................49
         10.7     Rules by Trustee and Agents....................................................................49
         10.8     Business Days; Legal Holidays; Place of Payment................................................49
         10.9     Governing Law..................................................................................50
         10.10    No Adverse Interpretation of Other Agreements..................................................50
         10.11    No Recourse Against Others.....................................................................50
         10.12    Successors and Assigns.........................................................................50
         10.13    Multiple Counterparts..........................................................................50
         10.14    Table of Contents, Headings, Etc...............................................................51
         10.15    Separability...................................................................................51
         10.16    Securities in a Foreign Currency or in Euro....................................................51
         10.17    Judgment Currency..............................................................................52

                              CROSS-REFERENCE TABLE

TIA SECTION                                                                                       INDENTURE SECTION
-----------                                                                                       -----------------
310(a)(1)                                                                                                      7.10
(a)(2)                                                                                                         7.10
(a)(3)                                                                                                          N/A
(a)(4)                                                                                                          N/A
(a)(5)                                                                                                         7.10
(b)                                                                                                 7.8; 7.10; 10.2
(b)(1)                                                                                                         7.10
(b)(9)                                                                                                         7.10
(c)                                                                                                             N/A
311(a)                                                                                                         7.11
(b)                                                                                                            7.11
(c)                                                                                                             N/A
312(a)                                                                                                          2.6
(b)                                                                                                            10.3
(c)                                                                                                            10.3
313(a)                                                                                                          7.6
(b)(1)                                                                                                          7.6
(b)(2)                                                                                                          7.6
(c)                                                                                                       7.6; 10.2
(d)                                                                                                             7.6
314(a)                                                                                               4.2; 4.4; 10.2
(b)                                                                                                             N/A
(c)(1)                                                                                                   10.4; 10.5
(c)(2)                                                                                                   10.4; 10.5
(c)(3)                                                                                                          N/A
(d)                                                                                                             N/A
(e)                                                                                                            10.5
(f)                                                                                                             N/A
315(a)                                                                                                     7.1, 7.2
(b)                                                                                                       7.5; 10.2
(c)                                                                                                             7.1
(d)                                                                                                   6.5; 7.1; 7.2
(e)                                                                                                            6.11
316(a)(last sentence)                                                                                          2.10
(a)(1)(A)                                                                                                       6.5
(a)(1)(B)                                                                                                       6.4
(a)(2)                                                                                                          8.2
(b)                                                                                                             6.7


(c)                                                                                                             8.4
317(a)(1)                                                                                                       6.8
(a)(2)                                                                                                          6.9
(b)                                                                                                       2.5; 7.12
318(a)                                                                                                         10.1


---------------------------


N/A means not applicable

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE, dated as of August 10, 1999, by and between LAMAR ADVERTISING COMPANY, a Delaware corporation, as Issuer (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a trust company organized under the laws of the Commonwealth of Massachusetts, as Trustee (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities"), as herein provided, up to such principal amount as may from time to time be authorized in or pursuant to one or more resolutions of the Board of Directors or by supplemental indenture.

         All things necessary to make this Indenture a valid agreement of the Company in accordance with its terms have been done, and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities of a Series thereof, as follows:

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         1.1      DEFINITIONS.

         "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

         "Agent" means any Registrar, Paying Agent, co-registrar or agent for service of notices and demands.

         "Board of Directors" means the Board of Directors of the Company or any committee duly authorized to act therefor.

         "Board Resolution" means a copy of a resolution certified pursuant to an Officers' Certificate to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Capital Stock" means, with respect to any Person, any and all shares or other equivalents (however designated) of capital stock, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into any of the foregoing.

         "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces such party pursuant to Article 5 of this Indenture, and thereafter means the successor and any other primary obligor on the Securities.

         "Company Order" means a written order signed in the name of the Company by two Officers, one of whom must be its Chief Executive Officer or its Chief Financial Officer.

         "Company Request" means any written request signed in the name of the Company by its Chief Executive Officer, its President, any Vice President, its Chief Financial Officer or its Treasurer and attested to by the Secretary or any Assistant Secretary of the Company.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered.

         "Default" means any event that is, or with the passing of time or giving of notice or both would be, an Event of Default.

         "Depositary" means, with respect to the Securities of any Series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such Series by the Company, which Depositary shall be a clearing agency registered under the Exchange Act, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, such Persons.

         "Dollars" means the currency of the United States of America.

         "Euro" means the single currency to be introduced at the start of the third stage of economic and monetary union pursuant to the treaty establishing the European Economic Community, as amended by the Treaty on European Union signed at Maastricht on February 7, 1992.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Foreign Currency" means any currency or currency unit issued by a government other than the government of the United States of America.

         "Foreign Government Obligations" means with respect to Securities of any Series that are denominated in a Foreign Currency, (i) direct obligations of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by or acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

         "GAAP" means generally accepted accounting principles consistently applied as in effect in the United States from time to time.

         "Global Security" or "Global Securities" means a Security or Securities, as the case may be, in the form established pursuant to Section 2.2, evidencing all or part of a Series of Securities issued to the Depositary for such Series or its nominee, registered in the name of such Depositary or nominee, and bearing the legend set forth in Section 2.15(c) (or such legend as may be specified as contemplated by Section 2.2 for such Securities).

         "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

         "Indebtedness" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding any balances that constitute accounts payable or trade payables, and other accrued liabilities arising in the ordinary course of business) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP.

         "Indenture" means this Indenture as amended, restated or supplemented from time to time.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any capitalized lease obligation, conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "Maturity" when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, notice of option to elect payment or otherwise.

         "Officer" means the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Company or any other officer designated by the Board of Directors, as the case may be.

         "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chief Executive Officer, the President or any Vice President, and the Chief Financial Officer or any Treasurer of such Person that shall comply with applicable provisions of this Indenture.

         "Opinion of Counsel" means a written opinion from legal counsel which counsel is reasonably acceptable to the Trustee.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

         "Redemption Date," when used with respect to any Security of a Series to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

         "Responsible Officer" when used with respect to the Trustee, means any officer within the corporate trust division of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "SEC" means the United States Securities and Exchange Commission as constituted from time to time or any successor performing substantially the same functions.

         "Securities" means the securities that are issued under this Indenture, as amended or supplemented from time to time pursuant to this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Series" or "Series of Securities" means each series of debentures, notes or other debt instruments of the Company created pursuant to Sections 2.1 or 2.2 hereof.

         "Significant Subsidiary" means (i) any direct or indirect Subsidiary of the Company that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the date hereof, or (ii) any group of direct or indirect Subsidiaries of the Company that, taken together as a group, would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the date hereof.

         "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable and, when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

         "Subsidiary" of any specified Person means any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is held, directly or indirectly by such Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with such Person for financial statement purposes.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa-77bbbb) as in effect on the date of this Indenture (except as provided in
Section 8.3 hereof).

         "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

         "U.S. Government Obligations" means direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

         1.2      OTHER DEFINITIONS.

         The definitions of the following terms may be found in the sections indicated as follows:

                                                                                                 Defined
         Term                                                                                   in Section
         ----                                                                                   ----------
         "Bankruptcy Law"                                                                             6.1
         "Business Day"                                                                              10.8
         "Covenant Defeasance"                                                                        9.3
         "Custodian"                                                                                  6.1
         "Event of Default"                                                                           6.1
         "Journal"                                                                                  10.16
         "Judgment Currency"                                                                        10.17
         "Legal Defeasance"                                                                           9.2
         "Legal Holiday"                                                                             10.8
         "Market Exchange Rate"                                                                     10.16
         "New York Banking Day"                                                                     10.17
         "New York Paying Agent"                                                                      2.4
         "Paying Agent"                                                                               2.4
         "Place of Payment"                                                                          10.8
         "Registrar"                                                                                  2.4
         "Required Currency"                                                                        10.17
         "Service Agent"                                                                              2.4


         1.3      INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, the portion of such provision required to be incorporated herein in order for this Indenture to be qualified under the TIA is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.

         "indenture securities" means the Securities.

         "indenture security holder" means a Holder or Securityholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor on the indenture securities" means the Company.

         All other terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings therein assigned to them.

         1.4        RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

                           (1) a term has the meaning assigned to it herein,
                  whether defined expressly or by reference;

                           (2) an accounting term not otherwise defined has the
                  meaning assigned to it in accordance with GAAP;

                           (3) "or" is not exclusive;

                           (4) words in the singular include the plural, and in
                  the plural include the singular;

                           (5) words used herein implying any gender shall apply
                  to each gender; and

                           (6) the words "herein", "hereof" and "hereunder" and
                  other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                    ARTICLE 2

                                 THE SECURITIES

         2.1      ISSUABLE IN SERIES.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more Series. All Securities of a Series shall be identical except as may be set forth in a Board Resolution, a supplemental indenture or an Officers' Certificate detailing the adoption of the terms thereof pursuant to the authority granted under a Board Resolution. In the case of Securities of a Series to be issued from time to time, the Board Resolution, Officers' Certificate or supplemental indenture may provide for the method by which specified terms (such as interest rate, Stated Maturity, record date or date from which interest shall accrue) are to be determined. Securities may differ between Series in respect of any matters, provided that all Series of Securities shall be equally and ratably entitled to the benefits of the Indenture.

         2.2      ESTABLISHMENT OF TERMS OF SERIES OF SECURITIES.

         At or prior to the issuance of any Securities within a Series, the following shall be established (as to the Series generally, in the case of Subsection 2.2(1) and either as to such Securities within the Series or as to the Series generally in the case of Subsections 2.2(2) through 2.2(24) by a Board Resolution, a supplemental indenture or an Officers' Certificate, in each case, pursuant to authority granted under a Board Resolution:

                           (1) the title of the Series (which shall distinguish
                  the Securities of that particular Series from the Securities of any other Series);

                           (2) the price or prices (expressed as a percentage of
                  the principal amount thereof) at which the Securities of the Series will be issued;

                           (3) any limit upon the aggregate principal amount of
                  the Securities of the Series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Section 2.7, 2.8, 2.11, 3.6 or 8.5);

                           (4) the date or dates on which the principal of the
                  Securities of the Series is payable;

                           (5) the rate or rates (which may be fixed or
                  variable) per annum or, if applicable, the method used to determine such rate or rates (including, but not limited to, any commodity, commodity index, stock exchange index or financial index) at which the Securities of the Series shall bear interest, if any, the date or dates from which such interest, if any, shall accrue, the date or dates on which such interest, if any, shall commence and be payable and any regular record date for the interest payable on any Interest Payment Date;

                           (6) the place or places where the principal of and
                  interest and premium, if any, on the Securities of the Series shall be payable, or the method of such payment, if by wire transfer, mail or other means;

                           (7) if applicable, the period or periods within
                  which, the price or prices at which and the terms and conditions upon which the Securities of the Series may be redeemed, in whole or in part, at the option of the Company;

                           (8) the obligation, if any, of the Company to redeem
                  or purchase the Securities of the Series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the Series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                           (9) the dates, if any, on which and the price or
                  prices at which the Securities of the Series will be repurchased by the Company at the option of the Holders thereof and other detailed terms and provisions of such repurchase obligations;

                           (10) if other than denominations of $1,000 and any
                  integral multiple thereof, the denominations in which the Securities of the Series shall be issuable;

                           (11) the forms of the Securities of the Series in
                  bearer (if to be issued outside of the United States) or fully registered form (and, if in fully registered form, whether the Securities will be issuable as Global Securities);

                           (12) if other than the principal amount thereof, the
                  portion of the principal amount of the Securities of the Series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.2;

                           (13) the currency of denomination of the Securities
                  of the Series, which may be Dollars or any Foreign Currency, including, but not limited to, the Euro, and if such currency of denomination is a composite currency other than the Euro, the agency or organization, if any, responsible for overseeing such composite currency;

                           (14) the designation of the currency, currencies or
                  currency units in which payment of the principal of and interest and premium, if any, on the Securities of the Series will be made;

                           (15) if payments of principal of, interest or
                  premium, if any, on the Securities of the Series are to be made in one or more currencies or currency units other than that or those in which such Securities are denominated, the manner in which the exchange rate with respect to such payments will be determined;

                           (16) the manner in which the amounts of payment of
                  principal of and interest and premium, if any, on the Securities of the Series will be determined, if such amounts may be determined by reference to an index based on a currency or currencies or by reference to a commodity, commodity index, stock exchange index or financial index;

                           (17) the provisions, if any, relating to any security
                  provided for the Securities of the Series;

                           (18) any addition to or change in the Events of
                  Default which applies to any Securities of the Series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 6.2;

                           (19) any addition to or change in the covenants set
                  forth in Articles 4 or 5 which applies to Securities of the Series;

                           (20) any depositories, interest rate calculation
                  agents, exchange rate calculation agents or other agents with respect to Securities of such Series if other than those appointed herein;

                           (21) the terms and conditions, if any, upon which the
                  Securities and any guarantees thereof shall be subordinated in right of payment to other indebtedness of the Company or any guarantor;

                           (22) the form and terms of any guarantee of the
                  Securities;

                           (23) if applicable, that the Securities of the
                  Series, in whole or any specified part, shall be defeasible pursuant to Article 9; and

                           (24) any other terms of the Securities of the Series
                  (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 8.1, but which may modify or delete any provision of this Indenture insofar as it applies to such Series).

All Securities of any one Series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to the Board Resolution, supplemental indenture or Officers' Certificate referred to above, and the authorized principal amount of any Series may not be increased to provide for issuances of additional Securities of such Series, unless otherwise provided in such Board Resolution, supplemental indenture or Officers' Certificate.

         2.3      EXECUTION AND AUTHENTICATION.

         The Securities shall be executed on behalf of the Company by two Officers of the Company or an Officer and an Assistant Secretary of the Company. Each such signature may be either manual or facsimile. The Company's seal may be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

         If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid. A Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall at any time, and from time to time, authenticate Securities for original issue in the principal amount provided in the Board Resolution, supplemental indenture hereto or Officers' Certificate, upon receipt by the Trustee of a Company Order. Such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing. Each Security shall be dated the date of its authentication.

         The aggregate principal amount of Securities of any Series outstanding at any time may not exceed any limit upon the maximum principal amount for such Series set forth in the Board Resolution, supplemental indenture hereto or Officers' Certificate delivered pursuant to Section 2.2, except as provided in
Section 2.8.

         Prior to the issuance of Securities of any Series, the Trustee shall have received and (subject to Section 7.2) shall be fully protected in relying on: (a) the Board Resolution, supplemental indenture hereto or Officers' Certificate establishing the form of the Securities of that Series or of Securities within that Series and the terms of the Securities of that Series or of Securities within that Series, (b) an Officers' Certificate complying with
Section 10.4, and (c) an Opinion of Counsel complying with Section 10.4.

         The Trustee shall have the right to decline to authenticate and deliver any Securities of such Series: (a) if the Trustee, being advised in writing by outside counsel, determines that such action may not lawfully be taken; or (b) if the Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors and/or vice-presidents shall reasonably determine that such action would expose the Trustee to personal liability, or cause it to have a conflict of interest with respect to Holders of any then outstanding Series of Securities.

         The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Any appointment shall be evidenced by instrument signed by an authorized officer of the Trustee, a copy of which shall be furnished to the Company. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

         2.4      REGISTRAR AND PAYING AGENT.

         The Company shall maintain in each Place of Payment for any Series of Securities (i) an office or agency where such Securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) an office or agency where such Securities may be presented for payment ("Paying Agent") (provided that the Company shall at all times maintain a Paying Agent in the Borough of Manhattan, The City of New York, State of New York (the "New York Paying Agent"), and provided, further, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register for the Notes maintained by the Registrar, and (iii) an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served ("Service Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 10.2. Neither the Company nor any Affiliate of the Company may act as Paying Agent. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Securityholder.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of such designation or rescission and of any change in the location of any such other office or agency.

         The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such. The Company hereby appoints the Trustee as the initial Registrar, Paying Agent and Service Agent for each Series unless another Registrar, Paying Agent or Service Agent, as the case may be, is appointed prior to the time Securities of that Series are first issued. The Company hereby initially designates the Corporate Trust Office of the Trustee as such office of the Company. The Company further designates State Street Bank and Trust Company, NA, as the New York Paying Agent, with offices at 61 Broadway, Corporate Trust-Window/Concourse Level, New York, New York 10006.

         2.5      PAYING AGENT TO HOLD ASSETS IN TRUST.

         The Trustee as Paying Agent shall, and the Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of the Holders of any Series of Securities or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest or premium (if any) on, such Series of Securities (whether such assets have been distributed to it by the Company or any other obligor on such Series of Securities), and the Company and the Paying Agent shall notify the Trustee in writing of any Default by the Company (or any other obligor on such Series of Securities) in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment default with respect to any Series of Securities, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.

         2.6      SECURITYHOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders of each Series of Securities. If the Trustee is not the Registrar, the Company shall furnish to the Trustee as of each regular record date for the payment of interest on the Securities of a Series and before each related Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders of each Series of Securities.

         2.7      TRANSFER AND EXCHANGE.

         When Securities of a Series are presented to the Registrar with a request to register the transfer thereof, the Registrar shall register the transfer as requested, and when such Securities of a Series are presented to the Registrar with a request to exchange them for an equal principal amount of other authorized denominations of Securities of the same Series, the Registrar shall make the exchange as requested. To permit transfers and exchanges, upon surrender of any Security for registration of transfer at the office or agency maintained pursuant to Section 2.4 hereof, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request.

         If Securities are issued as Global Securities, the provisions of
Section 2.15 shall apply.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration or transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Registrar or a co-Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar or a co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         Any exchange or transfer shall be without charge, except that the Company may require payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation to a transfer or exchange, but this provision shall not apply to any exchange pursuant to Section 2.11, 3.6 or 8.5 hereof. The Trustee shall not be required to register transfers of Securities of any Series or to exchange Securities of any Series for a period of 15 days before selection for redemption of such Securities. The Trustee shall not be required to exchange or register transfers of Securities of any Series called or being called for redemption in whole or in part, except the unredeemed portion of such Security being redeemed in part.

         2.8      REPLACEMENT SECURITIES.

         If a mutilated Security is surrendered to the Trustee or if the Holder of a Security presents evidence to the satisfaction of the Company and the Trustee that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of the same Series and of like tenor and principal amount and bearing a number not contemporaneously outstanding. An indemnity bond may be required by the Company or the Trustee that is sufficient in the reasonable judgment of the Company or the Trustee, as the case may be, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Security, including the fees and expenses of the Trustee. Every replacement Security shall constitute an original additional obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that Series duly issued hereunder.

         2.9      OUTSTANDING SECURITIES.

         Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section 2.9 as not outstanding.

         If a Security is replaced pursuant to Section 2.8 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding until the Company and the Trustee receive proof satisfactory to each of them that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.8.

         If a Paying Agent holds on a Redemption Date or the Stated Maturity money sufficient to pay the principal of, premium, if any, and accrued interest on Securities payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture (provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made), then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

         Subject to Section 2.10, a Security does not cease to be outstanding solely because the Company or an Affiliate holds the Security.

         2.10 WHEN TREASURY SECURITIES DISREGARDED; DETERMINATION OF HOLDERS' ACTION.

         In determining whether the Holders of the required aggregate principal amount of the Securities of any Series have concurred in any direction, waiver or consent, the Securities of any Series owned by the Company or any other obligor on such Securities or by any Affiliate of any of them shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of such Series which the Trustee actually knows are so owned shall be so disregarded. Securities of such Series so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities of such Series and that the pledgee is not the Company or any other obligor upon the Securities of such Series or any Affiliate of any of them.

         2.11     TEMPORARY SECURITIES.

         Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form, and shall carry all rights, of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities presented to it, without charge to the Holder.

         2.12     CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for cancellation. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee or, at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel and at the written request of the Company, shall dispose of all Securities surrendered for transfer, exchange, payment or cancellation. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.12. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.12, except as expressly permitted by this Indenture.

         2.13     PAYMENT OF INTEREST; DEFAULTED INTEREST; COMPUTATION OF
                  INTEREST.

         Except as otherwise provided as contemplated by Section 2.2 with respect to any Series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security is registered at the close of business on the regular record date for such interest, as provided in the Board Resolution, supplemental indenture hereto or Officers' Certificate establishing the terms of such Series.

         If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted amounts, plus any interest payable on defaulted amounts pursuant to Section 4.1 hereof, to the persons who are Securityholders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the special record date, the Company shall mail or cause to be mailed to each Securityholder, with a copy to the Trustee, a notice that states the special record date, the payment date, and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

         Except as otherwise specified as contemplated by Section 2.2 for Securities of any Series, interest on the Securities of each Series shall be computed on the basis of a 360-day year of twelve 30-day months.

         2.14     CUSIP NUMBER.

         The Company in issuing the Securities may use one or more "CUSIP" numbers, and if so, the Trustee shall use the CUSIP number(s) in notices of redemption or exchange as a convenience to Holders, provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number(s) printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.

         2.15     PROVISIONS FOR GLOBAL SECURITIES.

                  (a) A Board Resolution, a supplemental indenture hereto or an Officers' Certificate shall establish whether the Securities of a Series shall be issued in whole or in part in the form of one or more Global Securities and the Depositary for such Global Securities or Securities.

                  (b) Notwithstanding any provisions to the contrary contained in Section 2.7 of the Indenture and in addition thereto, if, and only if (A) the Depositary (i) at any time is unwilling or unable to continue as Depositary for such Global Security or ceases to be a clearing agency registered under the Exchange Act and (ii) a successor Depositary is not appointed by the Company within 90 days of the date the Company is so informed in writing or becomes aware of the same, or (B) a Default or an Event of Default has occurred and is continuing with respect to the Securities represented by such Global Security, the Company promptly will execute and deliver to the Trustee definitive Securities, and the Trustee, upon receipt of a Company Request for the authentication and delivery of such definitive Securities (which the Company will promptly execute and deliver to the Trustee) and an Officers' Certificate to the effect that such Global Security shall be so exchangeable, will authenticate and deliver definitive Securities, without charge, registered in such names and in such authorized denominations as the Depositary shall direct in writing (pursuant to instructions from its direct and indirect participants or otherwise) in an aggregate principal amount equal to the principal amount of the Global Security with like tenor and terms. Upon the exchange of a Global Security for definitive Securities, such Global Security shall be canceled by the Trustee. Unless and until it is exchanged in whole or in part for definitive Securities, as provided in this Section 2.15(b), a Global Security may not be transferred except as a whole by the Depositary with respect to such Global Security to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

                  (c) Any Global Security issued hereunder shall bear a legend in substantially the following form:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  (d) The Depositary, as a Holder, may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Indenture.

                  (e) Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 2.2, payment of the principal of and interest and premium, if any, on any Global Security shall be made to the Depositary or its nominee in its capacity as the Holder thereof.

                  (f) Except as provided in Section 2.15(e), the Company, the Trustee and any Agent shall treat a person as the Holder of such principal amount of outstanding Securities of any Series represented by a Global Security as shall be specified in a written statement of the Depositary (which may be in the form of a participants' list for such Series) with respect to such Global Security, for purposes of obtaining any consents, declarations, waivers or directions required to be given by the Holders pursuant to this Indenture, provided that until the Trustee is so provided with a written statement, it may treat the Depositary or any other Person in whose name a Global Security is registered as the owner of such Global Security for the purpose of receiving payment of principal of and any premium and (subject to Section 2.13) any interest on such Global Security and for all other purposes whatsoever, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         2.16     PERSONS DEEMED OWNERS.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, the Registrar and any agent of the Company, the Registrar or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 2.13) any interest on such Security and for all other purposes whatsoever, and neither the Company, the Trustee, the Registrar nor any agent of the Company, the Registrar or the Trustee shall be affected by notice to the contrary.

                                    ARTICLE 3

                                   REDEMPTION

         3.1      NOTICES TO TRUSTEE.

         The Company may, with respect to any Series of Securities, reserve the right to redeem and pay the Series of Securities or may covenant to redeem and pay the Series of Securities or any part thereof prior to the Stated Maturity thereof at such time and on such terms as provided for in such Securities or the related Board Resolution, supplemental indenture or Officers' Certificate. If a Series of Securities is redeemable and the Company elects to redeem such Securities of a Series, it shall notify the Trustee of the Redemption Date and the principal amount of Securities to be redeemed at least 45 days (unless a shorter notice shall be satisfactory to the Trustee) but not more than 60 days before the Redemption Date. Any such notice may be canceled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

         3.2      SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         Unless otherwise indicated for a particular Series of Securities by a Board Resolution, a supplemental indenture or an Officers' Certificate, if fewer than all of the Securities of a Series are to be redeemed, the Trustee shall select the Securities of a Series to be redeemed pro rata, by lot or by any other method that the Trustee considers fair and appropriate and, if such Securities are listed on any securities exchange, by a method that complies with the requirements of such exchange.

         The Trustee shall make the selection from Securities of a Series outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities of a Series in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions of the principal of Securities of a Series that have denominations larger than $1,000. Securities of a Series and portions of them it selects shall be in amounts of $1,000 or, with respect to Securities of any Series issuable in other denominations pursuant to Section 2.2(10), the minimum principal denomination for each Series and integral multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

         3.3      NOTICE OF REDEMPTION.

         Unless otherwise indicated for a particular Series by Board Resolution, a supplemental indenture hereto or an Officers' Certificate, at least 30 days, and no more than 60 days, before a

Redemption Date, the Company shall mail, or cause to be mailed, a notice of redemption by first-class mail to each Holder of Securities to be redeemed at his or her last address as the same appears on the registry books maintained by the Registrar.

         The notice shall identify the Securities to be redeemed (including the CUSIP number(s) thereof, if any) and shall state:

                           (1) the Redemption Date;

                           (2) the redemption price, and that such redemption
                  price shall become due and payable on the Redemption Date;

                           (3) if any Security of a Series is being redeemed in
                  part, the portion of the principal amount of such Security of a Series to be redeemed and that, after the Redemption Date and upon surrender of such Security of a Series, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

                           (4) the name and address of the Paying Agent;

                           (5) that Securities of a Series called for redemption
                  must be surrendered to the Paying Agent to collect the redemption price, and the place or places where each such Security is to be surrendered for such payment;

                           (6) that, unless the Company defaults in making the
                  redemption payment, interest on the Securities of a Series called for redemption ceases to accrue on the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the redemption price upon surrender to the Paying Agent of the Securities redeemed; and

                           (7) if fewer than all the Securities of a Series are
                  to be redeemed, the identification of the particular Securities of a Series (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities of a Series to be redeemed and the aggregate principal amount of Securities of a Series to be outstanding after such partial redemption.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's sole expense, and such notice shall be irrevocable.

         3.4      EFFECT OF NOTICE OF REDEMPTION.

         Once the notice of redemption described in Section 3.3 is mailed, Securities of a Series called for redemption become due and payable on the Redemption Date and at the redemption price, plus interest, if any, accrued to the Redemption Date. Upon surrender to the Trustee or Paying Agent, such Securities of a Series shall be paid at the redemption price, plus accrued interest, if any, to the Redemption Date, provided that if the Redemption Date is after a regular interest payment record date and on or prior to the next Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Securities registered on the relevant record date, as specified by the Company in the notice to the Trustee pursuant to Section 3.1 hereof.

         3.5      DEPOSIT OF REDEMPTION PRICE.

         On or prior to the Redemption Date (but no later than 10:00 A.M. EST on such date), the Company shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued interest, if any, on all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

         On and after any Redemption Date, if money sufficient to pay the redemption price of and accrued interest on Securities called for redemption shall have been made available in accordance with the preceding paragraph and the Company and the Paying Agent are not prohibited from paying such moneys to Holders, the Securities called for redemption will cease to accrue interest and the only right of the Holders of such Securities will be to receive payment of the redemption price of and, subject to the proviso in Section 3.4, accrued and unpaid interest on such Securities to the Redemption Date. If any Security called for redemption shall not be so paid, interest will be paid, from the Redemption Date until such redemption payment is made, on the unpaid principal of the Security and any interest or premium (if any) not paid on such unpaid principal, in each case, at the rate and in the manner provided in the Securities.

         3.6      SECURITIES REDEEMED IN PART.

         Upon surrender of a Security of a Series that is redeemed in part, the Company shall execute and the Trustee shall authenticate for a Holder a new Security of the same Series equal in principal amount to the unredeemed portion of the Security surrendered.

                                    ARTICLE 4

                                    COVENANTS

         4.1      PAYMENT OF SECURITIES.

         The Company shall pay the principal of and interest and premium, if any, on each Series of Securities on the dates and in the manner provided in such Securities and this Indenture.

         An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay such installment and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture or otherwise.

         The Company shall pay interest on overdue principal, and overdue interest, to the extent lawful, at the rate specified in the Series of Securities.

         4.2      SEC REPORTS.

         The Company will deliver to the Trustee within 15 days after the filing of the same with the SEC, copies of the quarterly and annual report and of the information documents and other reports, if any, which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will file with the SEC, to the extent permitted, and provide the Trustee with such quarterly and annual reports and such information, documents and other reports specified in Section 13 and 15(d) of the Exchange Act. The Company will also comply with the other provisions of TIA Section 314(a).

         4.3      WAIVER OF STAY, EXTENSION OR USURY LAWS.

         The Company covenants (to the extent that it may lawfully do so) that they will not at any time insist upon, or plead (as a defense or otherwise) or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, usury or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that they may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         4.4      COMPLIANCE CERTIFICATE.

                  (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company (ending December 31), an Officers' Certificate which complies with TIA Section 314(a)(4) stating that a review of the activities of the Company and its Subsidiaries during such fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest or premium, if any, on the Securities is prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

                  (b) (i) If any Default or Event of Default has occurred and is continuing or (ii) if any Holder seeks to exercise any remedy hereunder with respect to a claimed Default under this Indenture or the Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying such event, notice or other action within five Business Days of its becoming aware of such occurrence and what action the Company is taking or proposes to take with respect thereto.

         4.5      PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Significant Subsidiaries or properties of it or any of its Significant Subsidiaries and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of it or any of its Significant Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim if the amount, applicability or validity thereof is being contested in good faith by appropriate proceedings and an adequate reserve has been established therefor to the extent required by GAAP.

         4.6      CORPORATE EXISTENCE.

         Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and the corporate, partnership or other existence of each Significant Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company and of each Significant Subsidiary, and the rights (charter and statutory), licenses and franchises of the Company and its Significant Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Significant Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Significant Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

         4.7      MAINTENANCE OF PROPERTIES.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.7 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                                    ARTICLE 5

                              SUCCESSOR CORPORATION

         5.1      LIMITATION ON CONSOLIDATION, MERGER AND SALE OF ASSETS.

                  (a) The Company will not, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions), to any Person or Persons, unless at the time of and after giving effect thereto (i) either (A) if the transaction or series of transactions is a merger or consolidation, the Company shall be the surviving Person of such merger or consolidation, or (B) the Person formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company, are transferred (any such surviving person or transferee Person being the

"Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company (including, without limitation, the obligation to pay the principal of, and premium and interest, if any, on the Securities and the performance of the other covenants) under the Securities of each Series and this Indenture, and in each case, this Indenture shall remain in full force and effect; and (ii) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing.

                  (b) In connection with any consolidation, merger or transfer of assets contemplated by this Section 5.1, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this Section 5.1 and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with.

         5.2      SUCCESSOR PERSON SUBSTITUTED.

         Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1 above, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter (except with respect to any such transfer which is a lease) the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

         6.1      EVENTS OF DEFAULT.

         "Events of Default," wherever used herein with respect to Securities of any Series, means any one of the following events, unless in the establishing Board Resolution, supplemental indenture or Officers' Certificate, it is provided that such Series shall not have the benefit of said Event of Default:

                           (1) there is a default in the payment of any
                  principal of, or premium, if any, on the Securities when the same becomes due and payable at Maturity, upon acceleration, redemption or otherwise;

                           (2) there is a default in the payment of any interest
                  on any Security of a Series when the same becomes due and payable and the Default continues for a period of 30 days;

                           (3) the Company defaults in the observance or
                  performance of any other covenant in the Securities of a Series or this Indenture for 45 days after written notice from the Trustee or the Holders of not less than 25% in the aggregate principal amount of the Securities of such Series then outstanding;

                           (4) there is a default or are defaults under one or
                  more agreements, instruments, mortgages, bonds, debentures or other evidences of Indebtedness under which the Company or any Significant Subsidiary of the Company then has outstanding Indebtedness in excess of $10 million, individually or in the aggregate, and either (a) such Indebtedness is already due and payable in full or (b) such default or defaults have resulted in the acceleration of the Maturity of such Indebtedness;

                           (5) a court of competent jurisdiction enters a final
                  judgment or judgments which can no longer be appealed for the payment of money in excess of $10 million (not covered by insurance) against the Company or any Significant Subsidiary and such judgment remains undischarged for a period of 60 consecutive days during which a stay of enforcement of such judgment shall not be in effect;

                           (6) the Company or any Significant Subsidiary
                  pursuant to or within the meaning of any Bankruptcy Law:

                                    (A) commences a voluntary case,

                                    (B) consents to the entry of an order for
                           relief against it in an involuntary case,

                                    (C) consents to the appointment of a
                           Custodian of it or for all or substantially all of its property,

                                    (D) makes a general assignment for the
                           benefit of its creditors, or

                                    (E) generally is not paying its debts as
                           they become due;

                           (7) a court of competent jurisdiction enters an order
                  or decree under any Bankruptcy Law that:

                                    (A) is for relief against the Company or any
                           Significant Subsidiary in an involuntary case;

                                    (B) appoints a Custodian of the Company or
                           any Significant Subsidiary or for all or substantially all of the property of the Company or any Significant Subsidiary; or

                                    (C) orders the liquidation of the Company or
                           any Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 days; or

                           (8) any other Event of Default provided with respect
                  to Securities of that Series, which is specified in a Board Resolution, a supplemental indenture hereto or an Officers' Certificate, in accordance with Section 2.2(18).

         The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         The Trustee may withhold notice of any Default (except in payment of principal or premium, if any, or interest on the Securities) to the Holders of the Securities of any Series in accordance with Section 7.5.

         6.2      ACCELERATION.

         If an Event of Default with respect to Securities of any Series at the time outstanding (other than an Event of Default arising under Section 6.1(6) or (7)) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Securities of that Series then outstanding may by written notice to the Company and the Trustee declare that the entire principal amount of all the Securities of that Series then outstanding plus accrued and unpaid interest to the date of acceleration are immediately due and payable, in which case such amounts shall become immediately due and payable; provided, however, that after such acceleration but before a judgment or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Securities of that Series may rescind and annul such acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of accelerated principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid and (iii) if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default specified in Section 6.1(6) or (7) with respect to the Company occurs, such principal, premium, if any, and interest amount with respect to all of the Securities of that Series shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Securities of that Series.

         6.3      OTHER REMEDIES.

         If an Event of Default with respect to Securities of any Series at the time outstanding occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or premium, if any, and interest on the Securities of that Series or to enforce the performance of any provision of the Securities of that Series or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities of that Series or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

         6.4      WAIVER OF PAST DEFAULTS AND EVENTS OF DEFAULT.

         Subject to Sections 6.2, 6.7 and 8.2 hereof, the Holders of a majority in principal amount of the Securities of any Series then outstanding have the right to waive any existing Default or Event of Default with respect to such Series or compliance with any provision of this Indenture (with respect to such Series) or the Securities of such Series. Upon any such waiver, such Default with respect to such Series shall cease to exist, and any Event of Default with respect to such Series arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         6.5      CONTROL BY MAJORITY.

         The Holders of a majority in principal amount of the Securities of any Series then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee by this Indenture with respect to such Series. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of another Securityholder or that may involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         6.6      LIMITATION ON SUITS.

         Subject to Section 6.7 below, a Securityholder may not institute any proceeding or pursue any remedy with respect to this Indenture or the Securities of a Series unless:

                           (1) the Holder gives to the Trustee written notice of
                  a continuing Event of Default with respect to the Securities of that Series;

                           (2) the Holders of at least 25% in aggregate
                  principal amount of the Securities of such Series then outstanding make a written request to the Trustee to pursue the remedy;

                           (3) such Holder or Holders offer to the Trustee
                  indemnity reasonably satisfactory to the Trustee against any loss, liability or expense to be incurred in compliance with such request;

                           (4) the Trustee does not comply with the request
                  within 60 days after receipt of the request and the offer of indemnity; and

                           (5) no direction inconsistent with such written
                  request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Securities of such Series then outstanding.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

         6.7      RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security of a Series to receive payment of principal of, or premium, if any, and interest of the Security of such Series on or after the respective due dates expressed in the Security of such Series, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

         6.8      COLLECTION SUIT BY TRUSTEE.

         If an Event of Default in payment of principal, premium or interest specified in Section 6.1(1) or (2) hereof with respect to Securities of any Series at the time outstanding occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company (or any other obligor on the Securities of that Series) for the whole amount of unpaid principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate then borne by the Securities of that Series, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, as set forth in Section 7.7.

         6.9      TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee may file such proofs of claim and other papers or documents, and take other actions (including sitting on a committee of creditors) as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), any of their respective creditors or any of their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after deduction of its charges and expenses to the extent that any such charges and expenses are not paid out of the estate in any such proceedings and any custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities of a Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceedings.

         6.10     PRIORITIES.

         If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

         FIRST: to the Trustee for amounts due under Section 7.7 hereof;

         SECOND: to Securityholders for amounts then due and unpaid for principal, premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

         THIRD: to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder a notice that states the record date, the payment date and amount to be paid.

         6.11     UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 hereof or a suit by Holders of more than 10% in principal amount of the Securities of a Series then outstanding.

                                    ARTICLE 7

                                     TRUSTEE

         7.1      DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the same circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (1) The Trustee need perform only those duties that
                  are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture against the Trustee.

                           (2) In the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the

                  Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) This paragraph does not limit the effect of
                  paragraph (b) of this Section 7.1.

                           (2) The Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                           (3) The Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.2 and 6.5 hereof.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

                  (e) Whether or not therein expressly so provided, paragraphs
(a), (b), (c) and (d) of this Section 7.1 shall govern every provision of this Indenture that in any way relates to the Trustee.

                  (f) The Trustee and Paying Agent shall not be liable for interest on any money received by it except as the Trustee and Paying Agent may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by the law.

                  (g) The Paying Agent, the Registrar and any authenticating agent shall be entitled to the protections, immunities and standard of care set forth in paragraphs (a), (b), (c), (d) and (f) of this Section 7.1 and in
Section 7.2 with respect to the Trustee.

         7.2      RIGHTS OF TRUSTEE.

                  (a) Subject to Section 7.1 hereof:

                           (1) The Trustee may rely on and shall be protected in
                  acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                           (2) Before the Trustee acts or refrains from acting,
                  it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to the provisions of
                  Section 10.5 hereof. The Trustee shall be protected and shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                           (3) The Trustee may act through agents and attorneys
                  and shall not be responsible for the misconduct or negligence of any agent appointed by it with due care.

                           (4) The Trustee shall not be liable for any action it
                  takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

                           (5) The Trustee may consult with counsel of its
                  selection, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                           (6) The Trustee shall be under no obligation to
                  exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                           (7) The Trustee shall not be deemed to have knowledge
                  of any fact or matter (including, without limitation, a Default or Event of Default) unless such fact or matter is known to a Responsible Officer of the Trustee.

                           (8) Unless otherwise expressly provided herein or in
                  the Securities of a Series or the related Board Resolution, supplemental indenture or Officers' Certificate, the Trustee shall not have any responsibility with respect to reports, notices, certificates or other documents filed with it hereunder, except to make them available for inspection, at reasonable times, by Securityholders, it being understood that delivery of such reports, information and documents to the

                  Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (except as set forth in Section 4.4).

         7.3      INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may make loans to, accept deposits from, perform services for or otherwise deal with the Company, or any Affiliate thereof, with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, shall be subject to Sections 7.10 and 7.11 hereof.

         7.4      TRUSTEE'S DISCLAIMER.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities (except that the Trustee represents that it is duly authorized to execute and deliver this Indenture and authenticate the Securities and perform its obligations hereunder), it shall not be accountable for the Company's use of the proceeds from the sale of Securities or any money paid to the Company pursuant to the terms of this Indenture and it shall not be responsible for any statement in the Securities other than its certificates of authentication.

         7.5      NOTICE OF DEFAULT.

         If a Default or an Event of Default occurs and is continuing with respect to the Securities of any Series and if it is known to the Trustee, the Trustee shall mail to each Securityholder of the Securities of that Series notice of the Default or the Event of Default, as the case may be, within 30 days after it occurs or, if later, after a Responsible Officer of the Trustee has knowledge of such Default or Event of Default (except if such Default or Event of Default has been validly cured or waived before the giving of such notice). Except in the case of a Default or an Event of Default in payment of the principal of, or premium, if any, or interest on any Security of any Series, the Trustee may withhold the notice if and so long as the Board of Directors of the Trustee, the executive committee or any trust committee of such board and/or its Responsible Officers in good faith determine(s) that withholding the notice is in the interests of the Securityholders of that Series.

         7.6      REPORTS BY TRUSTEE TO HOLDERS.

         If and to the extent required by the TIA, within 60 days after May 15 of each year, commencing the May 15 following the date of this Indenture, the Trustee shall mail to each


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




Securityholder a brief report dated as of such May 15 that complies with TIA
Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and
313(c).

         A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and any stock exchange on which the Securities of that Series are listed. The Company shall promptly notify the Trustee when the Securities of any Series are listed on any stock exchange, and the Trustee shall comply with TIA Section 313(d).

         7.7      COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any provision of law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in connection with its duties under this Indenture, including the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee for, and hold it harmless against, any and all loss or liability incurred by it in connection with the acceptance or performance of its duties under this Indenture including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Company shall not relieve the Company of its obligations. Notwithstanding the foregoing, the Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by the Trustee through its negligence or bad faith.

         To secure the payment obligations of the Company in this Section 7.7, the Trustee shall have a Lien prior to the Securities of any Series on all money or property held or collected by the Trustee, except such money or property held in trust to pay principal of and interest and premium (if any) on particular Securities of that Series.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(6) or (7) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         For purposes of this Section 7.7, the term "Trustee" shall include any trustee appointed pursuant to Article 9.


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




         7.8      REPLACEMENT OF TRUSTEE.

         The Trustee may resign with respect to the Securities of one or more Series by so notifying the Company in writing at least 90 days in advance of such resignation.

         The Holders of a majority in principal amount of the outstanding Securities of any Series may remove the Trustee with respect to that Series by notifying the removed Trustee in writing and may appoint a successor Trustee with respect to that Series with the consent of the Company, which consent shall not be unreasonably withheld. The Company may remove the Trustee with respect to that Series at its election if:

                           (1) the Trustee fails to comply with, or ceases to be
                  eligible under, Section 7.10 hereof;

                           (2) the Trustee is adjudged a bankrupt or an
                  insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                           (3) a Custodian or other public officer takes charge
                  of the Trustee or its property; or

                           (4) the Trustee otherwise becomes incapable of
                  acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee with respect to any Series of Securities for any reason, the Company shall promptly notify each Holder of such event and shall promptly appoint, by Board Resolution, a successor Trustee.

         If a successor Trustee with respect to the Securities of one or more Series does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities of the applicable Series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee with respect to the Securities of one or more Series fails to comply with Section 7.10 hereof, any Securityholder of the applicable Series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately following such delivery (i) the retiring Trustee with respect to one or more Series shall, subject to its rights under Section 7.7 hereof, transfer all property held by it as Trustee with respect to such Series to the successor Trustee, (ii) the resignation or removal of the retiring Trustee shall become effective, and (iii) the successor Trustee with respect to such Series shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee with respect to the Securities of one or more Series shall mail notice of its succession to each Securityholder of such Series.

         7.9      SUCCESSOR TRUSTEE BY CONSOLIDATION, MERGER OR CONVERSION.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, subject to Section 7.10 hereof, the successor corporation without any further act shall be the successor Trustee.

         7.10     ELIGIBILITY; DISQUALIFICATION.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1), (2) and (5) in every respect. The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b), including the provision in Section 310(b)(1). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10, it shall resign immediately in the manner and with the effect specified in this Article 7.

         7.11     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

         7.12     PAYING AGENTS.

         The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 7.12:

                           (1) that it will hold all sums held by it as agent
                  for the payment of principal of, or premium, if any, or interest on, the Securities (whether such sums have been paid to it by the Company or by any obligor on the Securities) in trust for the benefit of Holders of the Securities or the Trustee;

                           (2) that it will at any time during the continuance
                  of any Event of Default, upon written request from the Trustee, deliver to the Trustee all sums so held in trust by it together with a full accounting thereof; and

                           (3) that it will give the Trustee written notice
                  within three (3) Business Days of any failure of the Company (or by any obligor on the Securities) in the payment of any installment of the principal of, premium, if any, or interest on, the Securities when the same shall be due and payable.

                                    ARTICLE 8

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         8.1      WITHOUT CONSENT OF HOLDERS.

         The Company, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture or the Securities of one or more Series without notice to or consent of any Securityholder:

                           (1) to comply with Section 5.1 hereof;

                           (2) to provide for uncertificated Securities in
                  addition to certificated Securities;

                           (3) to comply with any requirements of the SEC under
                  the TIA;

                           (4) to cure any ambiguity, defect or inconsistency,
                  or to make any other change that does not adversely affect the rights of any Securityholder;

                           (5) to provide for the issuance of and establish the
                  form and terms and conditions of Securities of any Series as permitted by this Indenture; or

                           (6) to evidence and provide for the acceptance of
                  appointment hereunder by a successor Trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee.

         The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects its own rights, duties or immunities under this Indenture.

         8.2      WITH CONSENT OF HOLDERS.

                  (a) The Company, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture or the Securities of one or more Series with the written consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of such Series affected by such amendment or supplement without notice to any Securityholder. The Holders of not less than a majority in aggregate principal amount of the outstanding Securities of each such Series affected by such amendment or supplement may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities of such Series without notice to any Securityholder. Subject to
Section 8.4, without the consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

                           (1) reduce the amount of Securities whose Holders
                  must consent to an amendment, supplement or waiver to this Indenture or the Securities;

                           (2) reduce the rate of or change the time for payment
                  of interest on any Security;

                           (3) reduce the principal or change the Stated
                  Maturity of any Security or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation;

                           (4) make any Security payable in money other than
                  that stated in the Security;

                           (5) change the amount or time of any payment required
                  by the Securities or reduce the premium payable upon any redemption of the Securities, or change the time before which no such redemption may be made;

                           (6) waive a Default or Event of Default in the
                  payment of the principal of or interest or premium, if any, on any Security (except a rescission of acceleration of the Securities of any Series by the Holders of at least a majority in principal amount of the outstanding Securities of such Series and a waiver of the payment default that resulted from such acceleration);

                           (7) waive a redemption payment with respect to any
                  Security or change any of the provisions with respect to the redemption of any Securities;

                           (8) make any changes in Sections 6.4 or 6.7 hereof or
                  this Section 8.2, except to increase any percentage of Securities the Holders of which must consent to any matter; or

                           (9) take any other action otherwise prohibited by
                  this Indenture to be taken without the consent of each holder affected thereby.

                  (b) Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the receipt by the Trustee of evidence reasonably satisfactory to the Trustee of the consent of the Securityholders as aforesaid and upon receipt by the Trustee of the documents described in Section 8.6 hereof, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  (c) It shall not be necessary for the consent of the Holders under this section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         8.3      COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

         8.4      REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, supplement, waiver or other action becomes effective, a consent to it by a Holder of a Security is a continuing consent conclusive and binding upon such Holder and every subsequent Holder of the same Security or portion thereof, and of any Security issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security, if the Trustee receives the notice of revocation before the date the amendment, supplement, waiver or other action becomes effective.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement, or waiver which record date shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such amendment, supplement, or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date without the applicable amendment, supplement or waiver becoming effective.

         After an amendment, supplement, waiver or other action becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (9) of Section 8.2 hereof. In that case the amendment, supplement, waiver or other action shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest and premium (if any) on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

         8.5      NOTATION ON OR EXCHANGE OF SECURITIES.

         If an amendment, supplement, or waiver changes the terms of a Security of any Series, the Trustee may request the Holder of such Security to deliver it to the Trustee. In such case, the Trustee shall place an appropriate notation on such Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for such Security shall issue and the Trustee shall authenticate a new security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

         8.6      TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article 8 if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver the Trustee shall be entitled to receive and, subject to Section 7.1 hereof, shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture. The Company may not sign an amendment or supplement until the Board of Directors of the Company approves it.

                                    ARTICLE 9

                       DISCHARGE OF INDENTURE; DEFEASANCE

         9.1      DISCHARGE OF INDENTURE.

         The Company may terminate its obligations under the Securities of any Series and this Indenture with respect to such Series, except the obligations referred to in the last paragraph of this Section 9.1, if there shall have been canceled by the Trustee or delivered to the Trustee for cancellation all Securities of such Series theretofore authenticated and delivered (other than any Securities of such Series that are asserted to have been destroyed, lost or stolen and that shall have been replaced as provided in Section 2.8 hereof) and the Company has paid all sums payable by it hereunder or deposited all required sums with the Trustee.

         After such delivery the Trustee upon request shall acknowledge in a writing prepared by or on behalf of the Company the discharge of the Company's obligations under the Securities of such Series and this Indenture except for those surviving obligations specified below.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company in Sections 7.7, 9.5 and 9.6 hereof shall survive.

         9.2      LEGAL DEFEASANCE.

         The Company may at its option, by Board Resolution, be discharged from its obligations with respect to the Securities of any Series on the date the conditions set forth in Section 9.4 below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Securities of such Series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall, subject to Section 9.6 hereof, execute proper instruments acknowledging the same, as are delivered to it by the Company), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Securities of such Series to receive solely from the trust funds described in Section 9.4 hereof and as more fully set forth in such section, payments in respect of the principal of, premium, if any, and interest on the Securities of such Series when such payments are due, (B) the Company's obligations with respect to the Securities of such Series under Sections 2.4, 2.5, 2.6, 2.7, 2.8 and 2.9 hereof, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder (including claims of, or payments to, the Trustee under or pursuant to Section 7.7 hereof) and (D) this Article 9. Subject to compliance with this Article 9, the Company may exercise its option under this Section 9.2 with respect to the Securities of any Series notwithstanding the prior exercise of its option under Section 9.3 below with respect to the Securities of such Series.

         9.3      COVENANT DEFEASANCE.

         At the option of the Company, pursuant to a Board Resolution, the Company shall be released from its obligations with respect to the outstanding Securities of any Series under Sections 4.2 through 4.7 hereof, inclusive, and
Section 5.1 hereof, with respect to the outstanding Securities of such Series, on and after the date the conditions set forth in Section 9.4 hereof are satisfied (hereinafter, "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified section or portion thereof, whether directly or indirectly by reason of any reference elsewhere herein to any such specified Section or portion thereof or by reason of any reference in any such specified section or portion thereof to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of any Series shall be unaffected thereby.

         9.4      CONDITIONS TO LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

         The following shall be the conditions to application of Section 9.2 or
Section 9.3 hereof to the outstanding Securities of a Series:

                           (1) the Company shall irrevocably have deposited or
                  caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 hereof who shall agree to comply with the provisions of this Article 9 applicable to it) as funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (A) money in an amount, or (B) U.S. Government Obligations or Foreign Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and accrued interest on the outstanding Securities of such Series at the Stated Maturity of such principal, premium, if any, or interest, or on dates for payment and redemption of such principal, premium, if any, and interest selected in accordance with the terms of this Indenture and of the Securities of such Series;

                           (2) no Event of Default or Default with respect to
                  the Securities of such Series shall have occurred and be continuing on the date of such deposit, or shall have occurred and be continuing at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period under any Bankruptcy Law applicable to the Company in respect of such deposit as specified in the Opinion of Counsel identified in paragraph (8) below (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                           (3) such Legal Defeasance or Covenant Defeasance
                  shall not cause the Trustee to have a conflicting interest for purposes of the TIA with respect to any securities of the Company;

                           (4) such Legal Defeasance or Covenant Defeasance
                  shall not result in a breach or violation of, or constitute default under any other agreement or instrument to which the Company is a party or by which it is bound;

                           (5) the Company shall have delivered to the Trustee
                  an Opinion of Counsel stating that, as a result of such Legal Defeasance or Covenant Defeasance, neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended;

                           (6) in the case of an election under Section 9.2
                  above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that or (ii) there has been a change in any applicable Federal income tax law with the effect that, and such opinion shall confirm that, the Holders of the outstanding Securities of such Series or persons in their positions will not recognize income, gain or loss for Federal income tax purposes solely as a result of such Legal Defeasance and will be subject to Federal income tax on the same amounts, in the same manner, including as a result of prepayment, and at the same times as would have been the case if such Legal Defeasance had not occurred;

                           (7) in the case of an election under Section 9.3
                  hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                           (8) the Company shall have delivered to the Trustee
                  an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this
                  Article 9 relating to either the Legal Defeasance under
                  Section 9.2 above or the Covenant Defeasance under Section 9.3 hereof (as the case may be) have been complied with;

                           (9) the Company shall have delivered to the Trustee
                  an Officers' Certificate stating that the deposit under clause
                  (1) was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others; and

                           (10) the Company shall have paid or duly provided for
                  payment under terms mutually satisfactory to the Company and the Trustee all amounts then due to the Trustee pursuant to
                  Section 7.7 hereof.

         9.5 DEPOSITED MONEY AND U.S. AND FOREIGN GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

         All money, U.S. Government Obligations and Foreign Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 9.4 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium, if any, and accrued interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations and Foreign Government Obligations deposited pursuant to Section 9.4 hereof or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

         Anything in this Article 9 to the contrary notwithstanding, but subject to payment of any of its outstanding fees and expenses, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money, U.S. Government Obligations or Foreign Government Obligations held by it as provided in Section 9.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

         9.6      REINSTATEMENT.

         If the Trustee or Paying Agent is unable to apply any money, U.S. Government Obligations or Foreign Government Obligations in accordance with
Section 9.1, 9.2, 9.3 or 9.4 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 9 until such time as the Trustee or Paying Agent is permitted to apply all such money, U.S. Government Obligations or Foreign Government Obligations, as the case may be, in accordance with Section 9.1, 9.2, 9.3 or 9.4 hereof; provided, however, that if the Company has made any payment of principal of, premium, if any, or accrued interest on any Securities because of the reinstatement of their obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money, U.S. Government Obligations or Foreign Government Obligations held by the Trustee or Paying Agent.

         9.7      MONEYS HELD BY PAYING AGENT.

         In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 9.1 hereof, to the Company, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         9.8      MONEYS HELD BY TRUSTEE.

         Any moneys deposited with the Trustee or any Paying Agent or then held by the Company in trust for the payment of the principal of, or premium, if any, or interest on any Security that are not applied but remain unclaimed by the Holder of such Security for two years after the date upon which the principal of, or premium, if any, or interest on such Security shall have respectively become due and payable shall be repaid to the Company upon Company Request, or if such moneys are then held by the Company in trust, such moneys shall be released from such trust; and the Holder of such Security entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, either mail to each Securityholder affected, at the address shown in the register of the Securities maintained by the Registrar or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in the City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company. After payment to the Company or the release of any money held in trust by the Company, Securityholders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another person.

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1     TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


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




         10.2     NOTICES.

         Any notice or communication shall be given in writing and delivered in person, sent by facsimile, delivered by commercial courier service or mailed by first-class mail, postage prepaid, addressed as follows:

         If to the Company:

         Lamar Advertising Company
         5551 Corporate Boulevard
         Baton Rouge, Louisiana  70808
         Attention:  Chief Financial Officer

         Copy to:

         Palmer & Dodge LLP
         One Beacon Street
         Boston, Massachusetts  02108
         Attention:  George Ticknor, Esq.

         If to the Trustee:

         General Mailing Address:

         State Street Bank and Trust Company
         Global Investor Services Group
         P.O. Box 778
         Boston, Massachusetts 02102-0778
         Attention:  Corporate Trust Office/Lamar Advertising

         Overnight Courier Address:

         State Street Bank and Trust Company
         Global Investor Services Group
         2 Avenue de Lafayette - 6th Floor
         Boston, Massachusetts 02111-1724
         Attention:  Corporate Trust Office/Lamar Advertising

         The Company or the Trustee by written notice to the other may designate additional or different addresses for subsequent notices or communications. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is confirmed, if


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




telecopied; and three (3) Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         Any notice or communication mailed to a Securityholder shall be mailed to such Securityholder by first-class mail, postage prepaid, at such Securityholder's address shown on the register kept by the Registrar. In addition, notices or communications to Securityholders shall be given by release made to Reuters Economic Services and Bloomberg Business News.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication to a Securityholder is mailed in the manner provided above, it shall be deemed duly given three Business Days after such mailing, whether or not the addressee receives it.

         In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

         In the case of Global Securities, notices or communications to be given to Securityholders shall be given to the Depositary, in accordance with its applicable policies as in effect from time to time.

         10.3     COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

         Securityholders of any Series may communicate pursuant to TIA Section 312(b) with other Securityholders of that Series or any other Series with respect to their rights under this Indenture or the Securities of that Series or any other Series. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

         10.4     CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                           (1) an Officers' Certificate (which shall include the
                  statements set forth in Section 10.5 below) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                           (2) an Opinion of Counsel (which shall include the
                  statements set forth in Section 10.5 below) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         10.5     STATEMENT REQUIRED IN CERTIFICATE AND OPINION.

         Each certificate and opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (1) a statement that the Person making such
                  certificate or opinion has read such covenant or condition;

                           (2) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of such Person,
                  it or he has made such examination or investigation as is necessary to enable it or him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether or not, in the opinion
                  of such Person, such covenant or condition has been complied with.

         10.6     [Reserved].



         10.7     RULES BY TRUSTEE AND AGENTS.

         The Trustee may make reasonable rules for action by or at meetings of Securityholders. The Registrar and Paying Agent may make reasonable rules for their functions.

         10.8     BUSINESS DAYS; LEGAL HOLIDAYS; PLACE OF PAYMENT.

         A "Business Day" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, a federally recognized holiday or a day on which banking institutions are not authorized or required by law or executive order to be open in the State of New York or the Commonwealth of Massachusetts.

         If a payment date is a Legal Holiday at a Place of Payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. "Place of Payment" means the place or places where the principal of and any premium and interest on the Securities of a Series are payable as specified as contemplated by Section 2.2.

         10.9     GOVERNING LAW.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES.

         10.10    NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret another indenture, loan, security or debt agreement of the Company or any Subsidiary thereof. No such indenture, loan, security or debt agreement may be used to interpret this Indenture.

         10.11    NO RECOURSE AGAINST OTHERS.

         A director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability (except in the case of bad faith or willful misconduct) for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creations. Each Securityholder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

         10.12    SUCCESSORS AND ASSIGNS.

         All covenants and agreements of the Company in this Indenture and the Securities shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee, any additional trustee and any Paying Agents in this Indenture shall bind their respective successors and assigns.

         10.13    MULTIPLE COUNTERPARTS.

         The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

         10.14    TABLE OF CONTENTS, HEADINGS, ETC.

         The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         10.15    SEPARABILITY.

         Each provision of this Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         10.16    SECURITIES IN A FOREIGN CURRENCY OR IN EURO.

         Unless otherwise specified in a Board Resolution, a supplemental indenture hereto or an Officers' Certificate delivered pursuant to Section 2.2 of this Indenture with respect to a particular Series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all Series or all Series affected by a particular action at the time outstanding and, at such time, there are outstanding Securities of any Series which are denominated in a coin or currency other than Dollars (including Euro), then the principal amount of Securities of such Series which shall be deemed to be outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate at such time. For purposes of this Section 10.16, "Market Exchange Rate" shall mean the noon Dollar buying rate in New York City for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, however, in the case of Euros, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Union (or any successor thereto) as published in the Official Journal of the European Union (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of Euros, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of Euros, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question or, in the case of Euros, in Luxembourg or such other quotations or, in the case of Euros, rates of exchange as the Trustee, upon consultation with the Company, shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a Series denominated in currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

         All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Company and all Holders.

         10.17    JUDGMENT CURRENCY.

         The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest or premium (if any) or other amount on the Securities of any Series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, any recovery pursuant to any judgment (whether or not entered in accordance with subsection
(a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable, and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York on which banking institutions are authorized or required by law, regulation or executive order to close.

                         -------------------------------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



         [SEAL]                             LAMAR ADVERTISING COMPANY

                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

         Attest:


         ----------------------





         [SEAL]                             STATE STREET BANK AND TRUST
                                            COMPANY

                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

         Attest:


         ----------------------

STATE OF NEW YORK             )
                              )  ss.:
COUNTY OF NEW YORK            )


         On the ____ day of ___________, ____, before me personally came ______________________________, to me known, who, being by me duly sworn, did depose and say that he is ______________________________ of
_________________________________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  -----------------------------


COMMONWEALTH OF MASSACHUSETTS      )
                                   )  ss.:
COUNTY OF SUFFOLK                  )


         On the ____ day of ___________, ____, before me personally came __________________________ to me known, who, being by me duly sworn, did depose and say that he is an Assistant Vice President of __________________________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                                  -----------------------------